                                                                    EXHIBIT 99.2


                             SUBSCRIPTION AGREEMENT
        (SUBSCRIBERS RESIDENT IN BRITISH COLUMBIA, ALBERTA, SASKATCHEWAN,
                             MANITOBA AND ONTARIO)

A completed and originally executed copy of this subscription agreement, along with a completed SCHEDULE A and/or SCHEDULE B as applicable, must be delivered, by no later than 5:00 p.m. (Alberta Time) on _________________, 2005 or such date as may be specified by the Company, to Myriad Entertainment & Resorts Inc. at 1000, 10050 - 112 Street, Edmonton, Alberta, T5K 2J1, (Tel: (780) 431-0086,
Fax (780) 447-2981.

PLEASE SEE "INSTRUCTIONS FOR COMPLETING THE SUBSCRIPTION AGREEMENT" ON THE NEXT PAGE FOR A CHECKLIST TO ASSIST YOU IN COMPLETING THIS AGREEMENT.
________________________________________________________________________________

TO:      MYRIAD ENTERTAINMENT & RESORTS INC. (THE "COMPANY")
The undersigned (the "SUBSCRIBER") hereby subscribes for and agrees to purchase the number of securities of the Company set out below to be issued for the aggregate consideration set out below, upon and subject to the terms and conditions set out in the attached "Terms and Conditions of Subscription". This page plus the Terms and Conditions of Subscription and the attached schedules are collectively referred to as the "SUBSCRIPTION AGREEMENT".

OFFERING: Common shares (each, a "SHARE") in the capital of the Company.

________________________________________________________________________________
NUMBER OF SHARES PURCHASED:  ____________________
PRICE PER SHARE:  $ ______________________

TOTAL SUBSCRIPTION:  $____________________
________________________________________________________________________________

NAME AND ADDRESS OF SUBSCRIBER:

Name:  _______________________________   Address: ______________________________

By:    _______________________________            ______________________________
       (Authorized Signature)

       _______________________________            ______________________________
       (Official Capacity or Title - if Subscriber not an individual)

ALTERNATE REGISTRATION INSTRUCTIONS FOR CERTIFICATES: If other than in the name of the Subscriber (Disclosed Principal):

Name:  _______________________________   Address: ______________________________

       _______________________________            ______________________________

       _______________________________            ______________________________

DELIVERY INSTRUCTIONS: The name and address (including contact name and telephone number) of the person to whom the certificates representing the securities are to be delivered, if other than the Subscriber:

Name:  _______________________________   Address: ______________________________

Acct. Reference (if applicable): ____________     ______________________________

Contact Name:  _______________________            ______________________________

Telephone No.:  ______________________


ACCEPTANCE: The Company hereby accepts the above subscription on the terms and conditions contained in this Subscription Agreement.

MYRIAD ENTERTAINMENT & RESORTS INC.

Per:  _________________________________           ________________________, 2005

             INSTRUCTIONS FOR COMPLETING THE SUBSCRIPTION AGREEMENT
             ------------------------------------------------------

     ---------------------------------------------------------------------------

     HAVE YOU COMPLETED THIS SUBSCRIPTION AGREEMENT PROPERLY?

     THE FOLLOWING ITEMS IN THIS SUBSCRIPTION AGREEMENT MUST BE COMPLETED. PLEASE INITIAL EACH APPLICABLE BOX. IF THE SUBSCRIBER IS ACTING ON BEHALF OF MORE THAN ONE DISCLOSED PRINCIPAL, A SEPARATE SUBSCRIPTION AGREEMENT MUST BE COMPLETED FOR EACH DISCLOSED PRINCIPAL.

          --------------
                           All Subscriber information in the boxes on the first page of this subscription form
          --------------


          --------------
                           Schedule "A" indicating which category is applicable
          --------------


          --------------
                           Schedule "B", if a Subscriber is a resident of or otherwise subject to the securities laws of Saskatchewan and is relying on subsections 3(g), 3(h), 3(i) or 3(k) in Schedule A
          --------------

     YOU MAY NOT CHANGE ANY PART OF THIS AGREEMENT WITHOUT THE CONSENT OF THE COMPANY.
     ---------------------------------------------------------------------------

TERMS AND CONDITIONS OF SUBSCRIPTION
------------------------------------

This Subscription Agreement is to confirm your agreement to purchase from the Company, subject to the terms and conditions set forth herein, that number of Subscribed Shares of the Company for $[_______] per Share. The securities that the Subscriber is purchasing form part of a larger sale of up to $_________ of Shares (the "OFFERED SECURITIES") sold by the Company directly and not through an agent.

1.       DEFINITIONS

         (a)      IN THIS AGREEMENT, UNLESS THE CONTEXT OTHERWISE REQUIRES:

                  (i) "Agreement" MEANS THIS SUBSCRIPTION AGREEMENT AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR RESTATED FROM TIME TO TIME;

                  (ii) "Business Day" MEANS A DAY ON WHICH CANADIAN CHARTERED BANKS ARE OPEN FOR THE TRANSACTION OF REGULAR BUSINESS IN THE CITY OF EDMONTON, ALBERTA;

                  (iii) "Closing" MEANS THE ONE OR MORE CLOSING(S) OF THE PURCHASE AND SALE OF THE OFFERED SECURITIES;

                  (iv) "Closing Date" MEANS THE DATE ON WHICH A CLOSING OF THE SALE OF THE OFFERED SECURITIES TAKES PLACE AS DESIGNATED BY THE COMPANY;

                  (v) "Company" MEANS MYRIAD ENTERTAINMENT & RESORTS INC., A CORPORATION INCORPORATED UNDER THE LAWS OF DELAWARE AND INCLUDES ANY SUCCESSOR CORPORATION THERETO;

                  (vi) "NI 45-106" MEANS NATIONAL INSTRUMENT 45-106 PROSPECTUS AND REGISTRATION EXEMPTIONS OF THE CANADIAN SECURITIES ADMINISTRATORS;

                  (vii) "Offered Securities" MEANS UP TO _____________ SHARES OFFERED UNDER THIS OFFERING;

                  (viii) "Offering Jurisdictions" MEANS THE PROVINCES OF BRITISH COLUMBIA, ALBERTA, SASKATCHEWAN, MANITOBA AND ONTARIO;

                  (ix) "Person" MEANS AN INDIVIDUAL, A FIRM, A CORPORATION, A SYNDICATE, A PARTNERSHIP, A TRUST, AN ASSOCIATION AN UNINCORPORATED ORGANIZATION, A JOINT VENTURE, AN INVESTMENT CLUB, A GOVERNMENT OR AN AGENCY OR POLITICAL SUBDIVISION THEREOF AND EVERY OTHER FORM OF LEGAL OR BUSINESS ENTITY OF WHATSOEVER NATURE OR KIND;

                  (x) "Purchase Price" MEANS $_______________ (US) PER SHARE, THE AGGREGATE OF WHICH FOR THE PURCHASER IS SET OUT ON THE FRONT PAGE OF THIS SUBSCRIPTION AGREEMENT;

                  (xi) "Purchased Securities" MEANS THE OFFERED SECURITIES PURCHASED BY THE SUBSCRIBER, AS SET OUT ON THE FRONT PAGE OF THIS SUBSCRIPTION AGREEMENT;

                  (xii) "Securities Laws" MEANS THE APPLICABLE SECURITIES LEGISLATION AND REGULATIONS OF, AND THE INSTRUMENTS, POLICIES, RULES, ORDERS, CODES, NOTICES AND INTERPRETATION NOTES OF THE APPLICABLE SECURITIES REGULATORY AUTHORITY OR APPLICABLE SECURITIES REGULATORY AUTHORITIES OF, THE OFFERING JURISDICTIONS;

                  (xiii)   "Share" MEANS ONE COMMON SHARE OF THE COMPANY; AND

                  (xiv) "Subscriber" MEANS THE PERSON PURCHASING THE PURCHASED SECURITIES AND WHOSE NAME APPEARS ON THE EXECUTION PAGE HEREOF.

2.       CONDITIONS OF PURCHASE

In connection with your purchase of the Purchased Securities, the following documents are enclosed which you are requested to complete, sign and return together with an executed copy of this Agreement as soon as possible and in any event no later than 5:00 p.m. (Alberta Time) on the date two Business Days prior to a Closing Date:

         (a) THE COVER PAGE OF THIS SUBSCRIPTION AGREEMENT, WITH RESPECT TO REGISTRATION AND DELIVERY INSTRUCTIONS;

         (b) A COMPLETED AND EXECUTED SCHEDULE A, INCLUDING, IF APPLICABLE, APPENDIX 1 THERETO; AND

         (c) ADDITIONALLY, IF YOU ARE RESIDENT OR SUBJECT TO THE SECURITIES LAWS OF SASKATCHEWAN AND YOU HAVE INITIALLED SECTIONS 3(G), 3(H), 3(I) OR 3(K) (BASED ON A CLOSE PERSONAL FRIENDSHIP OR CLOSE BUSINESS ASSOCIATION) OF SCHEDULE A OR SECTION 3(K) AS A CLOSE PERSONAL FRIEND OR BUSINESS ASSOCIATE (SEE PAGE A-2 OF SCHEDULE A), ONE SIGNED COPY OF THE RISK ACKNOWLEDGEMENT FORM ATTACHED HERETO AS SCHEDULE B. THE SUBSCRIBER SHOULD SIGN THE SECOND COPY OF THE RISK ACKNOWLEDGEMENT FORM ATTACHED HERETO AS SCHEDULE B AND RETAIN IT FOR THE SUBSCRIBER'S RECORDS.

The obligation of the Company to sell the Purchased Securities to you is subject to, among other things, the conditions that:

         (a) YOU EXECUTE AND RETURN ALL DOCUMENTS REQUIRED BY THE SECURITIES LAWS FOR DELIVERY ON YOUR BEHALF, INCLUDING, AS APPLICABLE, THE FORMS SET OUT IN THE ATTACHED SCHEDULE A AND, IF REQUIRED, SCHEDULE B TO THE COMPANY AS THE SALE OF THE PURCHASED SECURITIES BY THE COMPANY TO YOU WILL NOT BE QUALIFIED BY A PROSPECTUS;

         (b) THE REPRESENTATIONS AND WARRANTIES MADE BY YOU HEREIN ARE TRUE AND CORRECT WHEN MADE AND ARE TRUE AND CORRECT ON ANY CLOSING DATE WITH THE SAME FORCE AND EFFECT AS IF THEY HAD BEEN MADE ON AND AS OF SUCH DATE; AND

         (c) ALL COVENANTS, AGREEMENTS AND CONDITIONS CONTAINED IN THIS AGREEMENT TO BE PERFORMED BY YOU ON OR PRIOR TO THE CLOSING DATE, OR A SUBSEQUENT CLOSING DATE, AS THE CASE MAY BE, SHALL HAVE BEEN PERFORMED OR COMPLIED WITH IN ALL MATERIAL RESPECTS.

By returning this Agreement you consent to the filing by the Company of all documents required by the Securities Laws.

If you are not subscribing for the Purchased Securities as principal for your own account and you are not a portfolio manager purchasing as agent for accounts which are fully managed by you, each beneficial purchaser for whom you are contracting hereunder must be purchasing the Purchased Securities as principal for his, her or its own account and (unless you are an authorized agent with power to sign on behalf of the beneficial purchaser) must execute all documents required by the Securities Laws with respect to the Purchased Securities being acquired by each such purchaser as principal. If you are signing as agent or pursuant to a power of attorney for the Subscriber, you represent and warrant that you have authority to bind the Subscriber.

You agree, and you agree to cause any purchaser for whom you are contracting hereunder, to comply with all Securities Laws concerning the purchase of, the holding of, and the resale restrictions applicable to, the Purchased Securities.

You acknowledge that the Company has the right to accept or reject any subscription in its sole discretion.

You acknowledge that the Company may also be undertaking an offering to other Subscribers on terms different than those in this subscription agreement, at the sole discretion of the Company.

3.       THE CLOSING

Delivery and payment for the Purchased Securities will be completed at the closing of the purchase and sale of the Offered Securities at the offices of the Company on an individual basis when all documents for a particular sale are received and found to be in good order (each such date a "CLOSING DATE"), provided that certificates for the Purchased Securities shall be delivered to the individual subscriber by registered mail subsequently.

4.       PROSPECTUS EXEMPTIONS

The sale of the Purchased Securities by the Company to you is conditional upon such sale being exempt from the requirements as to the filing of a prospectus contained in any statute, regulation, instrument, rule or policy applicable to the sale of the Purchased Securities or upon the issue of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or similar document.

You acknowledge and agree that:

         (a) YOU, OR OTHERS FOR WHOM YOU ARE CONTRACTING HEREUNDER, HAVE BEEN INDEPENDENTLY ADVISED AS TO OR ARE AWARE OF THE RESTRICTIONS WITH RESPECT TO TRADING IN, AND THE RESTRICTED PERIOD OR STATUTORY HOLD PERIOD APPLICABLE TO THE SHARES IMPOSED BY THE SECURITIES LAWS OF THE JURISDICTION IN WHICH YOU RESIDE OR TO WHICH YOU ARE SUBJECT, THAT A SUITABLE LEGEND OR LEGENDS WILL BE PLACED ON THE CERTIFICATES REPRESENTING THE SHARES TO REFLECT THE APPLICABLE RESTRICTED PERIOD AND HOLD PERIOD TO WHICH THE SHARES ARE SUBJECT;

         (b) YOU, OR OTHERS FOR WHOM YOU ARE CONTRACTING HEREUNDER, HAVE NOT RECEIVED, OR BEEN PROVIDED WITH, NOR HAVE REQUESTED, NOR NEED TO RECEIVE, ANY PROSPECTUS, OR ANY OTHER DOCUMENT (OTHER THAN FINANCIAL STATEMENTS, INTERIM FINANCIAL STATEMENTS OR ANY OTHER DOCUMENT, THE CONTENT OF WHICH IS PRESCRIBED BY STATUTE OR REGULATION) DESCRIBING THE BUSINESS AND AFFAIRS OF THE COMPANY WHICH HAS BEEN PREPARED FOR DELIVERY TO, AND REVIEWED BY, A PROSPECTIVE PURCHASER IN ORDER TO ASSIST IT IN MAKING AN INVESTMENT DECISION IN RESPECT OF THE SHARES AND YOU, OR OTHERS FOR WHOM YOU ARE CONTRACTING HEREUNDER, HAVE NOT RECEIVED OR BEEN PROVIDED WITH A PROSPECTUS AND THAT YOUR DECISION, OR THE DECISION OF OTHERS FOR WHOM YOU ARE CONTRACTING HEREUNDER, TO ENTER INTO THIS AGREEMENT AND TO PURCHASE THE PURCHASED SECURITIES FROM THE COMPANY HAS NOT BEEN BASED UPON ANY VERBAL OR WRITTEN REPRESENTATION AS TO FACT OR OTHERWISE MADE BY OR ON BEHALF OF THE COMPANY OTHER THAN THIS AGREEMENT;

         (c) NO SECURITIES COMMISSION OR SIMILAR REGULATORY AUTHORITY HAS REVIEWED OR PASSED ON THE MERITS OF THE PURCHASED SECURITIES AND THERE ARE RISKS ASSOCIATED WITH THE PURCHASE OF THE PURCHASED SECURITIES;

         (d) THERE IS NO GOVERNMENT OR OTHER INSURANCE COVERING THE PURCHASED SECURITIES;

         (e) THERE ARE RESTRICTIONS ON YOUR ABILITY TO RESELL THE SECURITIES AND IT IS YOUR RESPONSIBILITY TO FIND OUT WHAT THOSE RESTRICTIONS ARE AND TO COMPLY WITH THEM BEFORE SELLING THE SECURITIES;

         (f) THE COMPANY HAS ADVISED YOU THAT IT IS RELYING ON AN EXEMPTION FROM THE REQUIREMENTS TO PROVIDE YOU WITH A PROSPECTUS AND TO SELL THE PURCHASED SECURITIES THROUGH A PERSON REGISTERED TO SELL SECURITIES UNDER THE SECURITIES LAWS AND, AS A CONSEQUENCE OF ACQUIRING SECURITIES PURSUANT TO THIS EXEMPTION,

                  (i) CERTAIN PROTECTIONS, RIGHTS AND REMEDIES PROVIDED BY THE SECURITIES LAWS, MAY NOT BE AVAILABLE TO YOU, OR OTHERS FOR WHOM YOU ARE CONTRACTING HEREUNDER,

                  (ii) YOU, OR OTHERS FOR WHOM YOU ARE CONTRACTING HEREUNDER, MAY NOT RECEIVE INFORMATION THAT WOULD OTHERWISE BE REQUIRED TO BE GIVEN UNDER THE SECURITIES LAWS, AND

                  (iii) THE COMPANY IS RELIEVED FROM CERTAIN OBLIGATIONS THAT WOULD OTHERWISE APPLY UNDER THE SECURITIES LAWS OF THE OFFERING JURISDICTIONS; AND

         (g)      NO PERSON HAS MADE ANY WRITTEN OR ORAL REPRESENTATION

                  (i) THAT ANY PERSON WILL RESELL OR REPURCHASE THE PURCHASED SECURITIES,

                  (ii)     THAT ANY PERSON WILL REFUND THE PURCHASE PRICE; OR

                  (iii)    AS TO THE FUTURE PRICE OR VALUE OF THE SHARES.

By your acceptance of this Agreement, you and any others for whom you are contracting hereunder represent and warrant to the Company (which representations and warranties shall survive the Closing) that:

A.       GENERAL:

         (a) YOU OR THE DISCLOSED PRINCIPAL FOR WHOM YOU ARE CONTRACTING HEREUNDER IS RESIDENT, OR IF NOT AN INDIVIDUAL, HAS AN OFFICE, IN THE JURISDICTION SET OUT UNDER THE HEADING "ADDRESS" BESIDE YOUR SIGNATURE (OR BESIDE THE NAME OF THE DISCLOSED PRINCIPAL, AS APPLICABLE) SET FORTH ON THE EXECUTION PAGE OF THIS AGREEMENT WHICH ADDRESS IS YOUR RESIDENCE OR PLACE OF BUSINESS, OR THE RESIDENCE OR PLACE OF BUSINESS OF THE DISCLOSED PRINCIPAL FOR WHOM YOU ARE CONTRACTING HEREUNDER, (IF APPLICABLE) AND SUCH ADDRESS WAS NOT OBTAINED OR USED SOLELY FOR THE PURPOSE OF ACQUIRING THE PURCHASED SECURITIES AND YOU AND ANY OTHERS FOR WHOM YOU ARE CONTRACTING HEREUNDER WERE NOT OFFERED THE OFFERED SECURITIES, AND DID NOT EXECUTE THIS AGREEMENT, IN THE UNITED STATES OF AMERICA.

         (b) IF YOU ARE AN INDIVIDUAL, YOU HAVE ATTAINED THE AGE OF MAJORITY, AS DETERMINED IN THE JURISDICTION IN WHICH YOU ARE RESIDENT AND HAVE THE LEGAL CAPACITY AND COMPETENCE TO ENTER INTO AND BE BOUND BY THIS AGREEMENT AND TO PERFORM THE COVENANTS AND OBLIGATIONS HEREIN.

         (c) IF YOU ARE NOT AN INDIVIDUAL (I) YOU HAVE THE LEGAL CAPACITY TO AUTHORIZE, EXECUTE AND DELIVER THIS AGREEMENT AND TO PERFORM THE COVENANTS AND OBLIGATIONS HEREIN, AND (II) THE INDIVIDUAL SIGNING THIS AGREEMENT HAS BEEN DULY AUTHORIZED TO EXECUTE AND DELIVER THIS AGREEMENT.

         (d) TO THE KNOWLEDGE OF THE SUBSCRIBER, THE ENTERING INTO OF THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY WILL NOT RESULT IN THE VIOLATION OF ANY OF THE TERMS AND PROVISIONS OF ANY LAW APPLICABLE TO, OR THE CONSTATING DOCUMENTS OF, THE SUBSCRIBER, OR OF ANY AGREEMENT, WRITTEN OR ORAL, TO WHICH THE SUBSCRIBER MAY BE A PARTY, OR BY WHICH IT IS OR MAY BE BOUND.

         (e) NONE OF THE FUNDS BEING USED TO PURCHASE THE PURCHASED SECURITIES ARE TO YOUR KNOWLEDGE PROCEEDS OBTAINED OR DERIVED DIRECTLY OR INDIRECTLY AS A RESULT OF ILLEGAL ACTIVITIES.

         (f) IF THE SUBSCRIBER IS NOT AN INDIVIDUAL, BUT IS A CORPORATION, SYNDICATE, PARTNERSHIP OR OTHER FORM OF UNINCORPORATED ORGANIZATION, IT PRE-EXISTED THE OFFERING OF THE OFFERED SECURITIES AND HAS A BONA FIDE PURPOSE OTHER THAN INVESTMENT IN THE PURCHASED SECURITIES.

         (g) IF YOU ARE, OR ANY BENEFICIAL PURCHASER FOR WHOM YOU ARE CONTRACTING HEREUNDER IS, A RESIDENT OF AN OFFERING JURISDICTION AND CANNOT OTHERWISE SATISFY ANY OF THE REQUIREMENTS SET FORTH IN THIS SECTION 4, YOU ARE, OR ANY BENEFICIAL PURCHASER FOR WHOM YOU ARE CONTRACTING HEREUNDER IS, ACQUIRING THE PURCHASED SECURITIES PURSUANT TO AND IN COMPLIANCE WITH AN EXEMPTION FROM THE PROSPECTUS REQUIREMENTS OF THE SECURITIES LAWS OF THE JURISDICTION IN WHICH YOU RESIDE AND WILL PROVIDE THE COMPANY, ON REQUEST, WHETHER BEFORE OR AFTER THE CLOSING DATE, WITH EVIDENCE OF SUCH COMPLIANCE.

         (h) YOU ARE AND ANY BENEFICIAL PURCHASER FOR WHOM YOU ARE CONTRACTING HEREUNDER IS CAPABLE OF ASSESSING THE PROPOSED INVESTMENT IN THE PURCHASED SECURITIES AS A RESULT OF YOUR FINANCIAL OR INVESTMENT EXPERIENCE OR AS A RESULT OF ADVICE RECEIVED FROM A REGISTERED PERSON OTHER THAN THE COMPANY OR AN AFFILIATE THEREOF AND YOU ARE OR ANY BENEFICIAL PURCHASER FOR WHOM YOU ARE CONTRACTING HEREUNDER IS, AS THE CASE MAY BE, ABLE TO BEAR THE ECONOMIC LOSS OF THE INVESTMENT IN THE PURCHASED SECURITIES.

         (i) YOU ARE NOT A U.S. PERSON (AS THAT TERM IS DEFINED IN RULE 902 OF REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA) AND ARE NOT AND WILL NOT BE PURCHASING OFFERED SECURITIES FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSON AND DID NOT EXECUTE OR DELIVER THIS AGREEMENT IN THE UNITED STATES OF AMERICA.

         (j) YOU AND ANY BENEFICIAL PURCHASER FOR WHOM YOU ARE CONTRACTING HEREUNDER ACKNOWLEDGE THAT NO AGENCY, GOVERNMENTAL AUTHORITY, SECURITIES COMMISSION OR SIMILAR REGULATORY BODY, STOCK EXCHANGE OR OTHER ENTITY HAS REVIEWED, PASSED ON OR MADE ANY FINDING OR DETERMINATION AS TO THE MERIT FOR INVESTMENT OF THE PURCHASED SECURITIES NOR HAVE ANY SUCH AGENCIES OR GOVERNMENTAL AUTHORITIES MADE ANY RECOMMENDATION OR ENDORSEMENT WITH RESPECT TO THE PURCHASED SECURITIES.

This Agreement has been duly executed and delivered and, when accepted by the Company, will constitute your legal, valid and binding obligation enforceable against you in accordance with the terms hereof or, if you are acting as agent for a disclosed principal, will constitute a legal, valid and binding obligation against such principal in accordance with the terms hereof.

B.       EXEMPTION RELIED UPON:

         (a)      BRITISH COLUMBIA, ALBERTA, SASKATCHEWAN, MANITOBA OR ONTARIO:
                  IF YOU ARE RESIDENT IN, OR ARE OTHERWISE SUBJECT TO THE SECURITIES LAWS OF THE PROVINCES OF BRITISH COLUMBIA, ALBERTA, SASKATCHEWAN, MANITOBA OR ONTARIO, THEN YOU ARE EITHER:

                  (i) PURCHASING THE PURCHASED SECURITIES AS PRINCIPAL FOR YOUR OWN ACCOUNT AND NOT FOR THE BENEFIT OF ANY OTHER PERSON AND YOU HAVE A NI 45-106 PROSPECTUS EXEMPTION AVAILABLE TO YOU AS SET OUT IN Schedule A; OR

                  (ii) SUBSCRIBING FOR THE PURCHASED SECURITIES AS AGENT FOR A BENEFICIAL PRINCIPAL DISCLOSED ON THE EXECUTION PAGE OF THIS AGREEMENT, AND YOU ARE AN AGENT OR TRUSTEE AND EACH DISCLOSED PRINCIPAL FOR WHOM YOU ARE ACTING HAS A NI 45-106 PROSPECTUS EXEMPTION AVAILABLE TO HIM/HER/IT AS SET OUT IN Schedule A AND IS PURCHASING AS PRINCIPAL FOR HIS/HER/ITS OWN ACCOUNT AND NOT FOR THE BENEFIT OF ANY OTHER PERSON; AND

                  you have concurrently executed and delivered a certificate in the form of the attached SCHEDULE A and, if you are resident in or otherwise subject to the Securities Laws of the Province of Saskatchewan and have initialled certain lines as indicated in SCHEDULE A, you have also completed SCHEDULE B.

         (b) THE PROVISIONS OF PARAGRAPH (A) OF THIS SUBSECTION 4B WILL BE TRUE AND CORRECT BOTH AS OF THE DATE OF EXECUTION OF THIS AGREEMENT AND AS OF THE CLOSING DATE.

         (c) YOU ACKNOWLEDGE AND CONSENT TO THE RELEASE BY THE COMPANY OF CERTAIN INFORMATION REGARDING YOUR SUBSCRIPTION, INCLUDING YOUR NAME, ADDRESS, TELEPHONE NUMBER AND REGISTRATION INSTRUCTIONS, THE NUMBER OF OFFERED SECURITIES PURCHASED, THE NUMBER OF SHARES HELD, YOUR STATUS AS A SUBSCRIBER AS REPRESENTED IN SCHEDULE A HERETO, AND, IF APPLICABLE, INFORMATION REGARDING THE BENEFICIAL OWNERSHIP OF YOU OR YOUR PRINCIPAL, IN COMPLIANCE WITH THE SECURITIES LAWS OR AS OTHERWISE REQUIRED BY LAW OF THE COMPANY AND FOR THE PURPOSES OF ARRANGING FOR THE PREPARATION OF THE CERTIFICATES REPRESENTING THE PURCHASED SECURITIES.

5.       LEGENDS

For purposes of complying with applicable Securities Laws, including National Instrument 45-102 RESALE OF SECURITIES, the Purchaser understands and acknowledges that the certificates representing the Purchased Securities will bear the following legend:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) __________________________[INSERT THE DISTRIBUTION DATE], AND (II) THE DATE THE COMPANY BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY."

6.       PRIVACY

In connection with this Subscription Agreement, the Company is collecting certain "personal information", as that term is defined in applicable privacy legislation, including, without limitation the PERSONAL INFORMATION PROTECTION ACT (Alberta), S.A 2003, c.P-6.5, and any applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time, regarding the Subscriber (and, if applicable, regarding each person on whose behalf the Subscriber is contracting). The Company agrees that it shall only use and disclose such personal information for purposes consistent for that which it was initially collected, including, without limitation, for the collections, uses and disclosures listed below, without first obtaining consent from the Subscriber, not to be unreasonably withheld:

         (a) FOR INTERNAL USE WITH RESPECT TO MANAGING THE RELATIONSHIPS BETWEEN AND CONTRACTUAL OBLIGATIONS, IF ANY, OF THE COMPANY AND THE SUBSCRIBER (AND, IF APPLICABLE, EACH PERSON ON WHOSE BEHALF THE SUBSCRIBER IS CONTRACTING);

         (b) FOR USE AND DISCLOSURE FOR INCOME TAX RELATED PURPOSES, INCLUDING WITHOUT LIMITATION, WHERE REQUIRED BY LAW, DISCLOSURE TO THE CANADA REVENUE AGENCY;

         (c) DISCLOSURE TO SECURITIES COMMISSIONS AND OTHER REGULATORY BODIES WITH JURISDICTION WITH RESPECT TO REPORTS OF TRADE AND SIMILAR REGULATORY FILINGS;

         (d) DISCLOSURE TO A GOVERNMENTAL OR OTHER BODY OR ENTITY HAVING LAWFUL AUTHORITY, TO WHICH THE DISCLOSURE IS REQUIRED BY COURT ORDER OR SUBPOENA COMPELLING SUCH DISCLOSURE AND WHERE THERE IS NO REASONABLE ALTERNATIVE TO SUCH DISCLOSURE;

         (e) DISCLOSURE TO PROFESSIONAL ADVISERS OF THE COMPANY IN CONNECTION WITH THE PERFORMANCE OF THEIR PROFESSIONAL SERVICES;

         (f) DISCLOSURE TO ANY PERSON WHERE SUCH DISCLOSURE IS NECESSARY FOR LEGITIMATE BUSINESS REASONS AND IS MADE WITH THE PRIOR WRITTEN CONSENT OF THE SUBSCRIBER;

         (g) DISCLOSURE TO A COURT DETERMINING THE RIGHTS OF THE PARTIES UNDER THIS SUBSCRIPTION AGREEMENT;

         (h) IN THE CASE OF THE COMPANY, DISCLOSURE TO THIRD PARTIES AND THEIR RESPECTIVE PROFESSIONAL ADVISERS IN CONNECTION WITH A POSSIBLE MERGER, ACQUISITION, TAKE-OVER OR OTHER BUSINESS COMBINATION INVOLVING THE COMPANY; AND

         (i)      SUCH USE AND DISCLOSURE AS OTHERWISE REQUIRED OR PERMITTED BY
                  LAW.

7.       COVENANTS

The Company hereby covenants and agrees with the Subscriber (or disclosed principal, as applicable) as follows:

         (a) SECURITIES FILINGS: FORTHWITH AFTER THE CLOSING THE COMPANY SHALL FILE SUCH FORMS AND DOCUMENTS AS MAY BE REQUIRED UNDER THE SECURITIES LAWS RELATING TO THE PURCHASED SECURITIES WHICH, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SHALL INCLUDE A FORM 45-106F1 AS PRESCRIBED BY NI 45-106 (TOGETHER, IN THE CASE OF BRITISH COLUMBIA, WITH A COMPLETED FEES CHECKLIST IN FORM 11-902F).

         (b) PERFORMANCE OF ACTS: THE COMPANY SHALL PERFORM AND CARRY OUT ALL OF THE ACTS AND THINGS TO BE COMPLETED BY IT AS PROVIDED IN THIS AGREEMENT.

8.       GENERAL

         (a) HEADINGS: THE DIVISION OF THIS AGREEMENT INTO SECTIONS AND THE INSERTION OF HEADINGS ARE FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT AFFECT THE CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT. THE TERMS "THIS AGREEMENT," "HEREOF," "HEREUNDER", "HEREIN" AND SIMILAR EXPRESSIONS REFER TO THIS AGREEMENT AND NOT TO ANY PARTICULAR ARTICLE, SECTION OR OTHER PORTION HEREOF AND INCLUDE ANY AGREEMENT SUPPLEMENTAL THERETO AND ANY EXHIBITS ATTACHED HERETO. UNLESS SOMETHING IN THE SUBJECT MATTER OR CONTEXT IS INCONSISTENT THEREWITH, REFERENCE HEREIN TO SECTIONS AND PARAGRAPHS ARE TO SECTIONS, SUBSECTIONS AND PARAGRAPHS OF THIS AGREEMENT.

         (b) NUMBER AND GENDER: WORDS IMPORTING THE SINGULAR NUMBER ONLY SHALL INCLUDE THE PLURAL AND VICE VERSA, WORDS IMPORTING THE MASCULINE GENDER SHALL INCLUDE THE FEMININE GENDER AND NEUTER AND VICE VERSA.

         (c) SEVERABILITY: IF ONE OR MORE OF THE PROVISIONS CONTAINED IN THIS AGREEMENT SHALL BE INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT UNDER ANY APPLICABLE LAW, THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE REMAINING PROVISIONS HEREOF SHALL NOT BE AFFECTED OR IMPAIRED THEREBY. EACH OF THE PROVISIONS OF THIS AGREEMENT IS HEREBY DECLARED TO BE SEPARATE AND DISTINCT.

         (d) NOTICES: ALL NOTICES OR OTHER COMMUNICATIONS TO BE GIVEN HEREUNDER SHALL BE DELIVERED BY HAND OR BY TELECOPY, AND IF DELIVERED BY HAND, SHALL BE DEEMED TO HAVE BEEN GIVEN ON THE DATE OF DELIVERY OR, IF SENT BY TELECOPY, ON THE DATE OF TRANSMISSION IF SENT BEFORE 5:00 P.M. (ALBERTA TIME) AND SUCH DAY IS A BUSINESS DAY OR, IF NOT, ON THE FIRST BUSINESS DAY FOLLOWING THE DATE OF TRANSMISSION.

         (e)      NOTICES TO THE COMPANY SHALL BE ADDRESSED TO:

                  Myriad Entertainment & Resorts Inc.
                  1000, 10050 - 112 Street
                  Edmonton, AB  T5K 2J1

                  Telephone:  (780) 431-0086
                  Fax:  (780) 447-2981

                  Notices to the Subscriber shall be addressed to the address of the Subscriber set out on the execution page hereof.

                  Either the Company or the Subscriber may change its address for service aforesaid by notice in writing to the other party hereto specifying its new address for service hereunder.

         (f) FURTHER ASSURANCES: EACH PARTY HERETO SHALL FROM TIME TO TIME AT THE REQUEST OF THE OTHER PARTY HERETO DO SUCH FURTHER ACTS AND EXECUTE AND DELIVER SUCH FURTHER INSTRUMENTS, DEEDS AND DOCUMENTS AS SHALL BE REASONABLY REQUIRED IN ORDER TO FULLY PERFORM AND CARRY OUT THE PROVISIONS OF THIS AGREEMENT. THE PARTIES HERETO AGREE TO ACT HONESTLY AND IN GOOD FAITH IN THE PERFORMANCE OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER.

         (g) SUCCESSORS AND ASSIGNS: EXCEPT AS OTHERWISE PROVIDED, THIS AGREEMENT SHALL ENURE TO THE BENEFIT OF AND SHALL BE BINDING UPON THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS.

         (h) ENTIRE AGREEMENT: THE TERMS OF THIS AGREEMENT EXPRESS AND CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND NO IMPLIED TERM OR LIABILITY OF ANY KIND IS CREATED OR SHALL ARISE BY REASON OF ANYTHING IN THIS AGREEMENT.

         (i)      TIME OF ESSENCE: TIME IS OF THE ESSENCE OF THIS AGREEMENT.

         (j) AMENDMENTS: THE PROVISIONS OF THIS AGREEMENT MAY ONLY BE AMENDED WITH THE WRITTEN CONSENT OF ALL OF THE PARTIES HERETO.

         (k) SURVIVAL: NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE REPRESENTATIONS, WARRANTIES, AND COVENANTS OF OR BY THE COMPANY CONTAINED HEREIN OR IN ANY CERTIFICATE, DOCUMENT OR INSTRUMENT DELIVERED PURSUANT HERETO SHALL SURVIVE THE COMPLETION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT FOR A PERIOD OF TWO YEARS.

         (l) GOVERNING LAW: THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ALBERTA AND THE LAWS OF CANADA APPLICABLE THEREIN AND THE PARTIES HERETO IRREVOCABLY ATTORN TO THE JURISDICTION OF THE COURTS OF THE PROVINCE OF ALBERTA.

         (m) COUNTERPARTS: THIS AGREEMENT MAY BE EXECUTED IN TWO OR MORE COUNTERPARTS WHICH WHEN TAKEN TOGETHER SHALL CONSTITUTE ONE AND THE SAME AGREEMENT. DELIVERY OF COUNTERPARTS MAY BE EFFECTED BY FACSIMILE TRANSMISSION THEREOF.

         (n) FACSIMILE COPIES: THE COMPANY SHALL BE ENTITLED TO RELY ON A FACSIMILE COPY OF AN EXECUTED SUBSCRIPTION AGREEMENT AND ACCEPTANCE BY THE COMPANY OF SUCH FACSIMILE SUBSCRIPTION SHALL BE LEGALLY EFFECTIVE TO CREATE A VALID AND BINDING AGREEMENT BETWEEN THE SUBSCRIBER AND THE COMPANY IN ACCORDANCE WITH THE TERMS THEREOF.

If the foregoing is in accordance with your understanding, please sign and return this Agreement together with the other required documents signifying your agreement to purchase the Purchased Securities.

                                   SCHEDULE A
                                   ----------

                                   CERTIFICATE
                                   -----------

TO:               MYRIAD ENTERTAINMENT & RESORTS INC.

All bolded terms are defined at the end of this Certificate. In connection with the purchase by the undersigned or the disclosed principal, as the case may be, (the "PURCHASER") of Shares (the "PURCHASED SECURITIES") of Myriad Entertainment & Resorts Inc. (the "COMPANY"), the undersigned hereby represents, warrants, covenants to and with you and certifies to you (on behalf of itself or on behalf of the disclosed principal, as the case may be) that:

1. the Purchaser is resident in or is subject to the Securities Laws of British Columbia, Alberta, Saskatchewan, Manitoba or Ontario;

2. the Purchaser is purchasing the Purchased Securities as principal for its own account;

3.       the Purchaser is (please initial appropriate line)

(a) __________ the Purchaser is an "ACCREDITED INVESTOR" within the meaning of National Instrument 45-106 PROSPECTUS AND REGISTRATION EXEMPTIONS, by virtue of satisfying the indicated criterion as set out in Appendix 1 to this certificate (YOU MUST ALSO INITIAL APPENDIX 1 TO THIS CERTIFICATE);

(b) __________ an employee, EXECUTIVE OFFICER, DIRECTOR on consultant of the issuer or a related entity of the issuer, or a permitted assign of any such person, if participation in the trade is voluntary (for the purpose of this provision, a person includes a trustee, custodian or administrator acting as agent for that person for the purpose of facilitating a trade);

(c) __________ in Ontario, a FOUNDER of the Company; an affiliate of a FOUNDER of the Company; a SPOUSE, parent, brother, sisters, grandparent or child of an EXECUTIVE OFFICER, DIRECTOR or FOUNDER of the Company, or a person that is a CONTROL PERSON of the Company; or

(d) __________ except in Ontario, a DIRECTOR, EXECUTIVE OFFICER or CONTROL PERSON of the Company, or of an affiliate of the Company;

(e) __________ except in Ontario, a SPOUSE, parent, grandparent, brother, sister or child of a DIRECTOR, EXECUTIVE OFFICER or CONTROL PERSON of the Company, or of an affiliate of the Company;

(f) __________ except in Ontario, a parent, grandparent, brother, sister or child of the SPOUSE of a DIRECTOR, EXECUTIVE OFFICER or CONTROL PERSON of the Company, or of an affiliate of the Company;

(g) __________ except in Ontario, a close personal friend (by reason of the fact that you have known such individual for a sufficient period of time and in a sufficiently close relationship to be in a position to assess the capabilities and the trustworthiness of such individual) of a DIRECTOR, EXECUTIVE OFFICER or CONTROL PERSON of the Company, or of an affiliate of the Company. (IF YOU ARE A RESIDENT OF SASKATCHEWAN, AND YOU ARE RELYING ON THIS EXEMPTION, YOU MUST ALSO COMPLETE A RISK ACKNOWLEDGEMENT FORM IN SCHEDULE B);

(h) __________ except in Ontario, a close business associate (by reason of the fact that you have had sufficient prior business dealings with such individual to be in a position to assess the capabilities and trustworthiness of such individual) of a DIRECTOR, EXECUTIVE OFFICER or CONTROL PERSON of the Company, or of an affiliate of the Company. (IF YOU ARE A RESIDENT OF SASKATCHEWAN, AND YOU ARE RELYING ON THIS EXEMPTION, YOU MUST ALSO COMPLETE A RISK ACKNOWLEDGEMENT FORM IN SCHEDULE B);

(i) __________ except in Ontario, a FOUNDER of the Company or a SPOUSE, parent, grandparent, brother, sister, child, close personal friend or close business associate of a FOUNDER of the Company; (IF YOU ARE A RESIDENT OF SASKATCHEWAN AND YOU ARE RELYING ON THIS EXEMPTION, BECAUSE YOU ARE A CLOSE FRIEND OR CLOSE BUSINESS ASSOCIATE, YOU MUST ALSO COMPETE A RISK ACKNOWLEDGEMENT FORM IN SCHEDULE B);

(j) __________ except in Ontario, a parent, grandparent, brother, sister or child of the spouse of a founder of the Company;

(k) __________ except in Ontario, a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the DIRECTORS are, persons or companies described in subsections (d) to
         (j) above. (IF YOU ARE A RESIDENT OF SASKATCHEWAN AND YOU ARE RELYING ON THIS EXEMPTION, AND YOU FIT WITHIN (D) TO (I), ABOVE BECAUSE YOU ARE A CLOSE FRIEND OR A CLOSE BUSINESS ASSOCIATE YOU MUST ALSO COMPETE A RISK ACKNOWLEDGEMENT FORM IN SCHEDULE B); or

(l) __________ except in Ontario, a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subsections (d) to (j) above. (IF YOU ARE A RESIDENT OF SASKATCHEWAN AND YOU ARE RELYING ON THIS EXEMPTION, AND YOU FIT WITHIN
         (D) TO (I), ABOVE BECAUSE YOU ARE A CLOSE FRIEND OR A CLOSE BUSINESS ASSOCIATE YOU MUST ALSO COMPETE A RISK ACKNOWLEDGEMENT FORM IN SCHEDULE
         B);

(m) the above representations, warranties and covenants will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and will survive the completion of the issue of the Purchased Securities; and

(n) the foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining the suitability of the undersigned as a purchaser of the Purchased Securities and the undersigned undertakes to immediately notify the Company of any change in any statement or other information relating to the Purchaser set forth herein which takes place prior to the closing time of the purchase and sale of the Purchased Securities.

Dated:  ____________________, 2005.          Print Name of Purchaser:

                                             ___________________________________


                                         By: ___________________________________
                                             Signature

                                             ___________________________________
                                             Title

                                             ___________________________________
                                             (please print name of individual
                                             whose signature appears above,
                                             if different from name of
                                             purchaser printed above)

                                              APPENDIX 1 TO SCHEDULE A

ACCREDITED INVESTOR - (defined in National Instrument 45-106) means (INITIAL THE APPROPRIATE LINE):

_______          (a)     a CANADIAN FINANCIAL INSTITUTION, or an authorized foreign bank listed in Schedule III of the BANK ACT (Canada),
_______          (b)     the Business Development Bank of Canada incorporated under the BUSINESS DEVELOPMENT BANK OF
                         CANADA ACT (Canada),
_______          (c)     a SUBSIDIARY of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,
_______          (d)     a person or company registered under the securities legislation of a jurisdiction of
                         Canada, as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the SECURITIES ACT (Ontario) or the SECURITIES ACT
                         (Newfoundland and Labrador),
_______          (e)     an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph
                         (d),
_______          (f)     the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada,
_______          (g)     a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de l'ile de Montreal or an intermunicipal management board in Quebec,
_______          (h)     any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
_______          (i)     a pension fund that is regulated by either the Office of the Superintendent of Financial
                         Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,
_______          (j)     an individual who, either alone or jointly with a SPOUSE, beneficially owns, directly or indirectly, FINANCIAL ASSETS having an aggregate realizable value that before taxes, but net of any RELATED LIABILITIES, exceeds $1,000,000,
_______          (k)     an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent years or whose net income before taxes combined with that of a SPOUSE exceeded $300,000 in each of the 2 most recent years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,
_______          (l)     an individual who, either alone or with a SPOUSE, has net assets of at least $5,000,000,
_______          (m)     a person, other than an individual or INVESTMENT FUND, that has net assets of at least
                         $5,000,000 as shown on its most recently prepared financial statements (other than a person created or used solely to purchase or hold securities as an accredited investor),


                                                       A - 3

_______          (n)     an INVESTMENT FUND that distributes or has distributed its securities only to
                         (i)    a person that is or was an accredited investor at the time of the distribution,
                         (ii)   a person that acquires or acquires or acquired securities in the circumstances referred to in sections 2.10 "MINIMUM AMOUNT INVESTMENT" and 2.19 "ADDITIONAL
                                INVESTMENT IN INVESTMENT FUNDS" of National Instrument 45-106 PROSPECTUS AND
                                REGISTRATION EXEMPTIONS; or
                         (iii)  a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 "INVESTMENT FUND REINVESTMENT" of National Instrument 45-106 PROSPECTUS
                                AND REGISTRATION EXEMPTIONS,
_______          (o)     an INVESTMENT FUND that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,
_______          (p)     a trust company or trust corporation registered or authorized to carry on business under the TRUST AND LOAN COMPANIES ACT (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a FULLY MANAGED ACCOUNT managed by the trust company or trust corporation, as the case may be,
_______          (q)     a person or company trading as agent on behalf of a FULLY MANAGED ACCOUNT managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an
                         INVESTMENT FUND,
_______          (r)     a registered charity under the INCOME TAX ACT (Canada) that, in regard to the trade, has obtained advice from an ELIGIBILITY ADVISER or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,
_______          (s)     an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) and paragraph (i) in form and function,
_______          (t)     a person or company in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,
_______          (u)     an INVESTMENT FUND that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or
_______          (v)     a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as, (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after National Instrument 45-106 PROSPECTUS AND
                         REGISTRATION EXEMPTIONS comes into force, and confirmation of such status is being provided to the Company.

NOTE:  THE INVESTOR SHOULD INITIAL BESIDE THE PORTION OF THE ABOVE DEFINITION APPLICABLE TO IT.


                                                       A - 4

For the purposes hereof:

(A) "CANADIAN FINANCIAL INSTITUTION" means (a) an association governed by the COOPERATIVE CREDIT ASSOCIATIONS ACT (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (b) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

(B) "CONSULTANT" means, for the Company, a person, other than an employee, executive officer, or director of the Company or of a related entity of the Company that (a) is engaged to provide services to the Company or a related entity of the Company, other than services provided in relation to a distribution, (b) provides the services under a written contract with the Company or a related entity of the Company, and (c) spends or will spend a significant amount of time and attention on the affairs and business of the Company or a related entity of the Company.

(C) "CONTROL PERSON" has the meaning ascribed to that term in the securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Quebec where control person means any person that holds or is one of a combination of persons that holds (a) a sufficient number of any of the securities of the Company so as to affect materially the control of the Company, or (b) more than 20% of the outstanding voting securities of the Company except where there is evidence showing that the holdings of those securities does not affect materially the control of the Company.

(D) "DIRECTOR" means (a) a member of the board of directors of a company or an individual who performs similar functions for a company, and (b) with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company.

(E) "ELIGIBILITY ADVISER" means (a) a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of the purchaser and authorized to give advice with respect to the type of security being distributed, and (b) in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member of good standing of an institute or association of Chartered Accountants, Certified General Accountants or Certified Management Accountants in the jurisdiction of Canada provided that the lawyer or public accountant must not (i) have a professional, business or personal relationship with the issuer or any of its directors, executive officers, founders or control persons, and (ii) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous twelve months.

(F) "EXECUTIVE OFFICER" means, for the Company, an individual who is (a) a chair, vice-chair or president, (b) a vice-president in charge of a principal business unit, division or function including sales, finance or production, (c) an officer of the Company or any of its subsidiaries and who performs a policy-making function in respect of the Company; or
         (d) performing a policy-making function in respect of the Company.

(G) "FINANCIAL ASSETS" means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.

(H)      "FOUNDER" means, in respect of the Company, means a person who,

(I)      (i)      acting alone, in conjunction, or in concert with one or more other persons or companies, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Company, and

         (ii) at the time of the proposed trade, is actively involved in the business of the Company.

(J) "FULLY MANAGED ACCOUNT" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction.

(K) "INVESTMENT FUND" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure.

(L)      "NON-REDEEMABLE INVESTMENT FUND" means an issuer:

         (i) whose primary purpose is to invest money provided by its security holders,
         (ii) that does not invest, (i) for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or
                  (ii) for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and
         (iii)    that is not a mutual fund.

(M)      "RELATED LIABILITIES" means

         (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

         (ii)     liabilities that are secured by financial assets.

(N)      "SPOUSE" means, an individual who,

         (i) is married to another individual and is not living separate and apart within the meaning of the DIVORCE ACT (Canada), from the other individual,
         (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or
         (iii)    in Alberta, is an individual referred to in paragraph (a) or
                  (b), or is an adult interdependent partner within the meaning of the ADULT INTERDEPENDENT RELATIONSHIPS ACT (Alberta).

(O) "SUBSIDIARY" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.


AFFILIATES AND CONTROL

1. An issuer is considered to be an affiliate of another issuer if (a) one of them is the subsidiary of the other, or (b) each of them is controlled by the same person.

2. A person (first person) is considered to control another person (second person) if

         (a) the first person, directly of indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation;
         (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership; or
         (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

                           SCHEDULE B - COMPANY'S COPY
                           ---------------------------


                                  FORM 45-106F5
--------------------------------------------------------------------------------

                              RISK ACKNOWLEDGEMENT
        SASKATCHEWAN CLOSE PERSONAL FRIENDS AND CLOSE BUSINESS ASSOCIATES

I acknowledge that this is a risky investment.

o        I am investing entirely at my own risk.
o No securities regulatory authority has evaluated or endorsed the merits of these securities.
o The person selling me these securities is not registered with a securities regulatory authority and has no duty to tell me whether this investment is suitable for me.
o I will not be able to sell these securities except in very limited circumstances. I may never be able to sell these securities.
o        I could lose all the money I invest.
o I do not have the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus.

I am investing $____________ [total consideration] in total; this includes any amount I am obliged to pay in future.

I am a CLOSE personal friend or CLOSE business associate of ________________ [state name], who is a _______________ [state title - founder, director, executive officer or control person] of Myriad Entertainments & Resorts Inc.

I acknowledge that I am purchasing based on my close relationship with ____________________________________ [state name of founder, director, executive officer or control person] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I ACKNOWLEDGE THAT THIS IS A RISKY INVESTMENT AND THAT I COULD LOSE ALL THE MONEY I INVEST.

-------------------------                      ---------------------------------
Date                                           Signature of Purchaser

                                               ---------------------------------
                                               Print name of Purchaser


Sign 2 copies of this document. Keep one copy for your records.
--------------------------------------------------------------------------------

YOU ARE BUYING EXEMPT MARKET SECURITIES

They are called EXEMPT MARKET SECURITIES because two parts of securities law do not apply to them. If an issuer wants to sell EXEMPT MARKET SECURITIES to you:

o the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

o the securities do not have to be sold by an investment dealer registered with a securities regulatory authority.

There are restrictions on your ability to resell EXEMPT MARKET SECURITIES. EXEMPT MARKET SECURITIES are more risky than other securities.


                                     B - 1
                                (COMPANY'S COPY)

YOU WILL NOT RECEIVE ANY WRITTEN INFORMATION ABOUT THE ISSUER OR ITS BUSINESS If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

YOU WILL NOT RECEIVE ADVICE
Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

THE ISSUER OF YOUR SECURITIES IS A NON-REPORTING ISSUER A NON-REPORTING ISSUER does not have to publish financial information or notify the public of changes in its business. You may not receive ongoing information about this issuer. You can only sell the securities of a non-reporting issuer in very limited circumstances. You may never be able to sell these securities.

THE SECURITIES YOU ARE BUYING ARE NOT LISTED
The securities you are buying are not listed on any stock exchange, and they may never be listed. There may be no market for these securities. You may never be able to sell these securities.

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission's website at HTTP://WWW.SFSC.GOV.SK.CA.

INSTRUCTION: THE PURCHASER MUST SIGN 2 COPIES OF THIS FORM. THE PURCHASER AND THE ISSUER MUST EACH RECEIVE A SIGNED COPY


                                     B - 2
                                (COMPANY'S COPY)

                         SCHEDULE B - SUBSCRIBER'S COPY
                         ------------------------------


                                  FORM 45-106F5
--------------------------------------------------------------------------------

                              RISK ACKNOWLEDGEMENT
        SASKATCHEWAN CLOSE PERSONAL FRIENDS AND CLOSE BUSINESS ASSOCIATES

I acknowledge that this is a risky investment.

o        I am investing entirely at my own risk.
o No securities regulatory authority has evaluated or endorsed the merits of these securities.
o The person selling me these securities is not registered with a securities regulatory authority and has no duty to tell me whether this investment is suitable for me.
o I will not be able to sell these securities except in very limited circumstances. I may never be able to sell these securities.
o        I could lose all the money I invest.
o I do not have the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus.

I am investing $____________ [total consideration] in total; this includes any amount I am obliged to pay in future.

I am a CLOSE personal friend or CLOSE business associate of ________________ [state name], who is a _______________ [state title - founder, director, executive officer or control person] of Myriad Entertainments & Resorts Inc.

I acknowledge that I am purchasing based on my close relationship with ____________________________________ [state name of founder, director, executive officer or control person] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I ACKNOWLEDGE THAT THIS IS A RISKY INVESTMENT AND THAT I COULD LOSE ALL THE MONEY I INVEST.

-------------------------                      ---------------------------------
Date                                           Signature of Purchaser

                                               ---------------------------------
                                               Print name of Purchaser


Sign 2 copies of this document. Keep one copy for your records.
--------------------------------------------------------------------------------

YOU ARE BUYING EXEMPT MARKET SECURITIES

They are called EXEMPT MARKET SECURITIES because two parts of securities law do not apply to them. If an issuer wants to sell EXEMPT MARKET SECURITIES to you:

o the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

o the securities do not have to be sold by an investment dealer registered with a securities regulatory authority.

There are restrictions on your ability to resell EXEMPT MARKET SECURITIES. EXEMPT MARKET SECURITIES are more risky than other securities.


                                      B - 3
                               (SUBSCRIBER'S COPY)

YOU WILL NOT RECEIVE ANY WRITTEN INFORMATION ABOUT THE ISSUER OR ITS BUSINESS If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

YOU WILL NOT RECEIVE ADVICE
Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

THE ISSUER OF YOUR SECURITIES IS A NON-REPORTING ISSUER A NON-REPORTING ISSUER does not have to publish financial information or notify the public of changes in its business. You may not receive ongoing information about this issuer. You can only sell the securities of a non-reporting issuer in very limited circumstances. You may never be able to sell these securities.

THE SECURITIES YOU ARE BUYING ARE NOT LISTED
The securities you are buying are not listed on any stock exchange, and they may never be listed. There may be no market for these securities. You may never be able to sell these securities.

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission's website at HTTP://WWW.SFSC.GOV.SK.CA.

INSTRUCTION: THE PURCHASER MUST SIGN 2 COPIES OF THIS FORM. THE PURCHASER AND THE ISSUER MUST EACH RECEIVE A SIGNED COPY


                                      B - 4
                               (SUBSCRIBER'S COPY)